UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA 95051

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (800) 227-9770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL(S)	NAME OF EACH EXCHANGE ON WHICH REGISTERED
COMMON STOCK, $0.01 PAR VALUE	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 11, 2025, Robert W. McMahon, informed Agilent Technologies, Inc. (“Agilent”) that he would resign from his position as Agilent’s Senior Vice President, Chief Financial Officer, effective July 31, 2025. Mr. McMahon’s departure is not related to any disagreement with Agilent on any matter relating to its accounting practices, financial statements, internal controls, or operations.

(c) On July 14, 2025, Agilent appointed Rodney Gonsalves as interim Chief Financial Officer and interim Principal Financial Officer of Agilent, effective as of July 31, 2025. Mr. Gonsalves will continue to serve as Agilent’s Vice President, Corporate Controller and Principal Accounting Officer. Mr. Gonsalves’ biographical information can be found in Agilent’s annual report on Form 10-K for the year ended October 31, 2024 filed with the Securities and Exchange Commission on December 20, 2024. There are no related party transactions involving Mr. Gonsalves that are reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On July 15, 2025, Agilent issued a press release announcing Mr. McMahon’s departure and Mr. Gonsalves’ appointment. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description

99.1	Press release dated July 15, 2025.

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ P. Diana Chiu
	Name:	P. Diana Chiu
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: July 15, 2025

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